UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 28, 2020

TONGJI HEALTHCARE GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-140645	99-0364697
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3651 Lindell Road, D517 Las Vegas, Nevada	89103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 479-3016

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 28, 2020, pursuant to the power granted to the Board of Directors (the “Board”) of Tongji Healthcare Group, Inc. (the “Company”) in the Company’s bylaws, the Board increased the size of the Board by one person, to be a total of four persons. Also effective July 28, 2020, the Board appointed Gary Marenzi as a director to fill the newly created vacancy, to serve in such position until his earlier death, resignation or removal from office.

Mr. Marenzi, age 64, previously held the role of President of Paramount International Television, MGM Worldwide Television and ITV. He has been instrumental in raising capital for MGM during its growth years in 2008, and helped ITV’s OTT channel acquire the rights to distribute James Bond. He has launched global content franchises including STARGATE, NCIS, TEEN WOLF, and History Channel’s VIKINGS. He is an active Board Member of the Hollywood Radio & TV Society (HRTS), and has served on the Executive Committees of the National Association of Television Program Executives (NATPE) and the International Academy of Television Arts & Sciences (IATAS). Gary is the founder and President of Marenzi & Associates, which provides creative collaboration, strategic management advice and implementation for the media and entertainment industry with clients such as Lebron James’s Media Company “Uninterrupted”. He served as President of Marenzi & Associates from 2011 to 2016 and since 2019 on. From 2016 to 2019, Mr. Marenzi served as Head of Entertainment Sales & Partnerships for Endeavor Content.

Mr. Marenzi received both his BA and MBA from Stanford University.

Item 7.01. Regulation FD Disclosure.

On July 30, 2020, the Company issued a press release announcing the appointment of Mr. Marenzi as an independent director, effective as of July 28, 2020 A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Independent Director Agreement, dated as of July 28, 2020, by and between the registrant and Gary Marenzi.
99.1	Press release of the registrant dated July 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2020	TONGJI HEALTHCARE GROUP, INC

	By:	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan
Chief Executive Officer